UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

MarketWatch.com, Inc.
(Formerly NMP, Inc.)
(Exact name of registrant as specified in its charter)

Delaware	000-25113	94-3289801
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

825 Battery Street
San Francisco, California    94111
(Address of principal executive offices including zip code)

(415) 733-0500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
Exhibit 99.1	Press Release of MarketWatch Media, Inc. (formerly known as MarketWatch.com, Inc.) ("MarketWatch Media"), dated January 28, 2004.

Item 12. Results of Operations and Financial Condition

The press release of MarketWatch Media, dated January 28, 2004, attached and filed herewith as Exhibit 99.1, is incorporated herein by reference.

Explanatory Notes

On January 16, 2004, MarketWatch Media merged with Pinnacor, Inc. ("Pinnacor") through the formation of a holding company, MarketWatch.com, Inc. (formerly known as NMP, Inc.) ("MarketWatch"). Effective upon the merger, each of MarketWatch Media and Pinnacor has filed a Form 15 with the Securities and Exchange Commission (the "Commission") to terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Because MarketWatch Media's reporting obligations under the Exchange Act have terminated as a result of its Form 15 filing, MarketWatch is electronically furnishing this Current Report on Form 8-K to disclose MarketWatch Media's press release announcing its fourth quarter and year ended December 31, 2003 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

MarketWatch.com, Inc.

By:	/s/ JOAN P. PLATT

Joan P. Platt
Chief Financial Officer

Dated: January 28, 2004

EXHIBIT INDEX
Exhibit Number	Description
Exhibit 99.1	Press Release dated January 28, 2004.